                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           RAM-Z ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            RAM-Z ENTERPRISES, INC.
                       5444 WESTHEIMER ROAD,  SUITE 2080
                              HOUSTON, TEXAS 77056

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 19, 1996

The Annual Meeting of Stockholders (the "Annual Meeting") of RAM-Z Enterprises, Inc. (the "Company") will be held at 5444 Westheimer Road, Suite 2080, Houston, Texas 77056, on December 19, 1996 at 10:00 AM (CST) for the following purposes:

         (1)     To elect four directors.

         (2) To amend the Articles of Incorporation of the Company to change the name of the Company to HyperDynamics Corporation.

         (3) To ratify the selection of Jack Evans Certified Public Accountant as the Company's independent auditor for the fiscal year ending June 30, 1997.

         (4) To act upon such other business as may properly come before the Annual Meeting.

Only holders of common stock of record at the close of business on October 25, 1996, will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/Greg  J. Micek
                                       Chairman of the Board and
                                       President

December 2, 1996
Houston, Texas

                            RAM-Z ENTERPRISES, INC.
                       5444 WESTHEIMER ROAD, SUITE 2080
                              HOUSTON, TEXAS 77056

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 19, 1996

This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of RAM-Z Enterprises, Inc., a Delaware corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 5444 Westheimer Road, Suite 2080, Houston, Texas 77056, on December 19, 1996 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about December 2, 1996. The cost of solicitation of proxies is being borne by the Company.

         The close of business on October 25, 1996, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 6,584,175 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Numbers 2 and 3 set forth in the accompanying Notice.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN,
(ii) FOR THE AMENDMENT TO CHANGE THE NAME OF THE COMPANY TO HYPERDYNAMICS CORPORATION TO BE SPELLED "HyperDynamics Corporation", AND (iii) FOR THE RATIFICATION OF JACK EVANS CERTIFIED PUBLIC ACCOUNTANT AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 1997. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

         The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

           ---------------------------------------------------------

               (1)  TO ELECT FOUR DIRECTORS FOR THE ENSUING YEAR

           ---------------------------------------------------------

Nominees for Directors

         The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

         The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

         Robert J. Hill, age 42, has served as the Chief Operating Officer of HyperDynamics since June 1996 and as Chief Operating Officer and a Director of the Registrant since August 26, 1996. Before joining HyperDynamics, Mr. Hill served for two years as vice president of Hudson-Trinity Incorporated, a privately-held internet service provider and network engineering company that also contracted senior network engineers to Loral Space Systems, Inc., the principal civilian contractor for the design, development and installation of NASA's new manned space flight control center. Previously, Mr. Hill served for three years as Acquisition Manager for Loral Space Systems, Inc. Mr. Hill has earned an MBA degree from South Eastern Institute of Technology and a BA degree from the State University of New York at Potsdam.

         Susanne L. Jackson, age 62, has served as the Chief Executive Officer and President of Houston Creative Connections, Inc. for 10 years, as a director of HyperDynamics since July 1996 and a Director of the Registrant since August 26, 1996. Ms. Jackson attended Midwestern University for two years, the Santa Fe School of Art for two years and McNay Art for one year.

         Gregory J. Micek, age 42, has served as the President of HyperDynamics since June 1996 and as President and a Director of the Company since August 26, 1996. Mr. Micek has sixteen years of experience serving as either a Contract Chief Executive Officer or Contract Chief Financial Officer for over 20 firms in the Houston area. His primary expertise lies in the management and financing of emerging growth companies. Mr. Micek earned his BS and JD degrees from Creighton University.

         Arthur Frank Click, III, age 40, has served as the principal executive of The Agency, an advertising agency located in Houston, Texas, since June 1996. Before joining The Agency, Mr. Click owned and managed McMan & Tate, a Houston based advertising and public relations firm for a period of three years. Previously, Mr. Click served as Director of Marketing and Sales for the Galleria Area Chamber of Commerce. Mr. Click has been involved in entrepreneurial enterprises for the last 20 years, including textile printing, entertainment and advertising. Mr. Click attended Texas Tech University and the University of Houston, where he earned a BBA in Finance.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES

         The Company has no compensation committee. Decisions concerning executive officer compensation for 1996 were made by the full Board of Directors. Robert J. Hill and Gregory J. Micek are the only directors of the Company who are also officers of the Company.

         The Company has no audit committee. Decisions concerning audit matters for 1996 were made by the full Board of Directors.

         The Company has held one meeting of its Board of Directors during the period covered by the fiscal year ended June 30, 1996. All of the Directors were present at the Board meeting.

         All of the Directors of the Company filed on a timely basis reports as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the cash remuneration paid by the Company for services rendered during the last fiscal year to Gregory J. Micek, it's President and Chief Executive Officer. No executive officer or director of the Company received compensation in excess of $100,000 during the last fiscal year.

                                                                                         LONG TERM
                                  ANNUAL                                                 ---------
                                  ------                                            COMPENSATION AWARDS
                               COMPENSATION                                         -------------------
NAME and                       ------------                               ---------------------------------------
--------          -----------------------------------------------------
POSITION                                                OTHER             RESTRICTED     SECURITIES     ALL OTHER
--------                                                -----               STOCK        UNDERLYING      COMPEN-
HELD             YEAR     SALARY         BONUS       COMPENSATION          AWARDS       OPTIONS/SARs     SATION
----             ----     ------         -----       ------------          ------       ------------     ------
Gregory J.       1996     $12,600(*)      $0              $0                 $0              $0           $0
  Micek          1995     $0              $0              $0                 $0              $0           $0
  CEO,           1994     $0              $0              $0                 $0              $0           $0
  President

---------------------------------

(*) Mr. Micek received 420,000 restricted shares of Common Stock of HyperDynamics Corporation as payment for his salary through June, 1996. The estimated fair market value of the Common Stock was $.03 per share.

         The Company does not currently pay any Director's fees, but it will pay the expenses of its directors in attending board meetings. The Company may pay directors fees in the future.

         The Company does not presently have a stock option or profit sharing plan.

              STOCK OWNERSHIP OF MAJOR STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information, as of October 25, 1996, with respect to the number of shares of Common Stock beneficially owned (1) by each director, (2) by all officers and directors as a group, and (3) by each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock. Except as noted below, each stockholder has sole voting power and sole investment power with respect to the shares shown. Unless otherwise indicated below, the address of each beneficial owner is 5444 Westheimer Road, Suite 2080, Houston, Texas 77056.

                               Number of Shares                   Percent
Name                          Beneficially Owned                  of Class

Susanne L. Jackson                1,851,000  (1)                   30.04%
Gregory J. Micek                    600,000                         9.74%
Kent Watts                          480,000                         7.79%
Robert J. Hill                      390,000  (2)                    6.33%
Arthur Frank Click, III             251,000                         4.07%
Lewis E. Ball                       100,000                         1.62%

All officers and
directors as a group(5)           3,672,000                        59.60%

--------------------

(1) Includes 251,000 shares held of record by the Houston Creative Connection Management Incentive Plan. While allocation of these shares among Houston Creative's employees will be determined by Ms. Jackson, she disclaims beneficial ownership of the shares.

(2) Includes 150,000 shares issued pursuant to Mr. Hill's executive employment agreement that will vest at the rate of 12,500 shares per calendar quarter and are subject to forfeiture in the event that Mr. Hill's employment with the Company is terminated for any reason.


           ---------------------------------------------------------

         (2)  AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY
                      TO CHANGE THE NAME OF THE COMPANY TO
                    HYPERDYNAMICS CORPORATION TO BE SPELLED
                          "HyperDynamics Corporation"

           ---------------------------------------------------------

Description and Effect of the Amendment

         The Board of Directors of the Company recommends the approval of the proposed amendment (the "Amendment") to change the name of the Company to HyperDynamics Corporation. The proposed Amendment would amend Article I of the Articles of Incorporation of

RAM-Z Enterprises, Inc. to change the name of the Company to HyperDynamics Corporation. Such an Amendment requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

Principal Reasons for the Amendment

         The Board of Directors believes it is desirable to change the name of the Company because of the recent reverse merger of RAM-Z Enterprises, Inc. with HyperDynamics Corporation. The Board of Directors believes that the name HyperDynamics Corporation is more appropriate for the business activities in which the Company is engaged in at this time. Further, the Board of Directors believes that the name HyperDynamics Corporation is more likely to have a greater intangible value, and a greater recognition value to the Company in the future, than the current name of the Company.

         The Board of Directors unanimously recommends a vote FOR amending the Company's Articles of Incorporation to change the name of the Company to HyperDynamics Corporation.

           ---------------------------------------------------------

                   (3)  TO RATIFY THE SELECTION OF JACK EVANS
                          CERTIFIED PUBLIC ACCOUNTANT
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                   FOR THE FISCAL YEAR ENDING JUNE 30, 1997

           ---------------------------------------------------------


         The Board of Directors has selected Jack Evans Certified Public Accountant as the Company's independent auditor for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.

         The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Jack Evans Certified Public Accountant, independent auditor of the Company for the fiscal year ending June 30, 1997. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

         In the event the appointment of Jack Evans Certified Public Accountant as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending June 30, 1997.

         A representative of Jack Evans Certified Public Accountant is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

         The Board of Directors unanimously recommends a vote FOR the ratification of Jack Evans Certified Public Accountant as independent auditor for fiscal year ending June 30, 1997.

Changes in Company's Certifying Accountant.

         Jones, Jenson & Company ("Jones Jenson"), Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Company for the years ended December 31, 1995 and 1994. Jones Jenson was dismissed as of August 26, 1996.

         Jack Evans, Certified Public Accountant, of Houston, Texas was engaged as the Company's accountant on August 26, 1996.

         There were no disagreements between the Company and Jones Jenson, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

         The report of Jones Jenson for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, excepting a "going concern" qualification, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change principal accountants was not submitted for approval to the Board of Directors; the change was made by the Company's President, Greg J. Micek, because Mr. Evans' offices were located near the new principal executive offices of the Company.

         Also, during the Company's two most recent fiscal years, and since then, Jones Jenson has not advised the Company that any of the following exist or are applicable:

         (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

         (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause him to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

         (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

         Further, during the Company's two most recent fiscal years and since then, the Company has not consulted Jones Jenson regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

         The Company has provided Jones Jenson with a copy of the disclosure provided under this caption, and has advised them to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein.

           ---------------------------------------------------------

                              (4)  OTHER MATTERS

           ---------------------------------------------------------

         The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.


                        Future Proposals of Stockholders

         The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 1997 Annual Meeting of Stockholders is March 31, 1997.



                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  Greg J. Micek
                                  Chairman of the Board and
                                  President

Houston, Texas

                                     PROXY

                            RAM-Z ENTERPRISES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 19, 1996.

         The undersigned hereby appoints Gregory J. Micek and Susanne L. Jackson, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of RAM-Z Enterprises, Inc. held of record by the undersigned on October 25, 1996, at the Annual Meeting of Stockholders to be held on December 19, 1996, at 10:00 AM (CST) at 5444 Westheimer Road, Suite 2080, Houston, Texas 77056, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE PROPOSAL IN NUMBER 2, AND FOR THE RATIFICATION IN NUMBER 3.



1. ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

[ ]  FOR all nominees listed                        [ ]  WITHHOLD authority to
    below except as marked                          vote for all nominees
    to the contrary                                 below


Gregory J. Micek                                    Susanne L. Jackson


Robert J. Hill                                      Arthur Frank Click, III


2. PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO HYPERDYNAMICS CORPORATION TO BE SPELLED "HyperDynamics Corporation".


[ ]  FOR        [ ]  AGAINST       [ ]  ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF JACK EVANS CERTIFIED PUBLIC ACCOUNTANT AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 1997.


[ ]  FOR        [ ]  AGAINST       [ ]  ABSTAIN


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


[ ]  FOR        [ ]  AGAINST       [ ]  ABSTAIN


         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



-----------------------------                    ------------------------------
Number of                                        Signature
Shares Owned

                                                 ------------------------------
                                                 (Typed or Printed Name)



                                                 ------------------------------
                                                 Signature if held jointly



                                                 ------------------------------
                                                 (Typed or Printed Name)


                                                 DATED:
                                                        ---------------------



            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
              AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.